UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2018
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2018, PICO Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 9, 2018, the record date for the Annual Meeting, 23,152,027 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 20,661,247 shares of common stock were present in person or represented by proxy for the four proposals summarized below.

Proposal 1: Election of Directors

The Company’s shareholders elected the five persons listed below to serve for one year until the Company’s Annual Meeting of Shareholders in 2019. The final voting results are as follows:

Name of Directors Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Gregory Bylinsky	16,595,912	173,319	7,668	3,884,348
Dorothy Timian-Palmer	13,748,212	3,021,172	7,515	3,884,348
Eric H. Speron	16,580,810	188,421	7,668	3,884,348
Maxim C.W. Webb	15,532,369	1,220,262	24,268	3,884,348
Nicole Weymouth	15,638,553	1,130,164	8,182	3,884,348

Proposal 2: Advisory (non-binding) vote on the compensation of the Company’s named executive officers

The Company’s shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Company's proxy statement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,738,885	1,006,138	31,876	3,884,348

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP

The Company’s shareholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,510,007	144,308	6,932

Proposal 4: Ratification of section 382 rights agreement

The Company’s shareholders approved the proposal to ratify the Company's Section 382 Rights Agreement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,715,172	1,309,212	752,515	3,884,348

Item 7.01	Regulation FD Disclosure

The Company has posted to its website a transcript and a replay of the Annual Meeting. Such information can be found in the investors section of www.picoholdings.com, under "Events & Presentations" and "Past Events."

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb

Maxim C.W. Webb
President and CEO